Exhibit 32.2
Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
I, Kevin Palatnik certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Coherent, Inc. on Form 10-K for the fiscal year ended October 1, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Coherent, Inc.

Date: November 29, 2016

By:	/s/ Kevin Palatnik
Kevin Palatnik Executive Vice President and Chief Financial Officer